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                        CONSENT OF INDEPENDENT AUDITORS


                  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 26, 1998, in the Registration Statement on Form S-3 and related Prospectus of Surge Components, Inc.


                                                  Seligson & Giannattasio, LLP



N. White Plains, New York
September 14, 1998